UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2017

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Skechers U.S.A., Inc. (the “Company”) held its Annual Meeting of Stockholders on May 23, 2017. At the Annual Meeting, 333,795,352 votes were present in person or by proxy, which represented 88.0% of the total outstanding eligible votes. The Company’s stockholders elected three directors to the Company’s Board of Directors at the Annual Meeting, and voted on five additional proposals at the Annual Meeting, as more fully described below.

Proposal No. 1 — Election of Directors

The stockholders elected three director nominees who were nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of stockholders to be held in 2020 and until their respective successors are duly elected and qualified or until their death, resignation or removal. The following sets forth the results of the voting with respect to each nominee:

Director Nominee	Votes For	Withheld
Geyer Kosinski	329,786,397	4,008,955
Richard Rappaport	332,333,965	1,461,387
Richard Siskind	312,509,603	21,285,749

Proposal No. 2 – Proposal to Conduct Non-Binding Advisory Vote to Approve the Compensation of the Named Executive Officers

The stockholders voted, in a non-binding advisory vote, to approve the compensation of the Company’s Named Executive Officers. There were 326,665,629 votes, or 97.9% of the total number of votes cast, for this proposal, with 6,709,854 votes against it and 419,869 votes abstaining.

Proposal No. 3 – Proposal to Conduct Non-Binding Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers

The stockholders voted, in a non-binding advisory vote, to conduct future non-binding advisory votes to approve the compensation of the Company’s Named Executive Officers every three years. There were 263,466,568 votes, or 78.9% of the total number of votes cast, to conduct non-binding advisory votes to approve the compensation of the Named Executive Officers every three years, with 69,832,329 votes cast to conduct them every year and 122,494 votes cast to conduct them every two years, and 373,961 votes abstaining.

Proposal No. 4 – Proposal to Approve the 2017 Incentive Award Plan

The stockholders voted for this proposal approving the Company’s 2017 Incentive Award Plan. There were 312,328,070 votes, or 93.6% of the total number of votes cast, for this proposal, with 21,034,560 votes against it and 432,722 votes abstaining.

Proposal No. 5 – Proposal to Approve the 2018 Employee Stock Purchase Plan

The stockholders voted for this proposal approving the Company’s 2018 Employee Stock Purchase Plan. There were 331,811,137 votes, or 99.4% of the total number of votes cast, for this proposal, with 1,598,646 votes against it and 385,569 votes abstaining.

Proposal No. 6 – Stockholder Proposal Requesting Policy and Report from Board of Directors regarding Gender and Racial Diversity on the Board

The stockholders voted against approval of this proposal requesting a policy and report from the Company’s Board of Directors regarding gender and racial diversity on the Board. There were 278,346,154 votes, or 83.4% of the total number of votes cast, against this proposal, with 35,587,011 votes for it and 32,825,619 votes abstaining.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

May 23, 2017	By:	David Weinberg

Name: David Weinberg
Title: Chief Operating Officer